Filed pursuant to Rule 497
Registration No. 333-216457

BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 2, dated March 25, 2020, to the

Prospectus, dated May 1, 2019, for Advisor Class I Shares and

Prospectus, dated May 1, 2019, for Institutional Class II Shares

Update on Market Events and Fund Liquidity

During the first quarter of 2020, there was a global outbreak of a novel coronavirus, which continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the novel coronavirus have continued to be identified in additional countries, many countries have reacted by instituting quarantines, restrictions on travel, closing financial markets and/or restricting trading and limiting hours of operations of non-essential offices and retail centers. Such actions are creating disruption in global supply chains, and adversely impacting a number of industries, such as transportation, hospitality and entertainment. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of the novel coronavirus. Nevertheless, the novel coronavirus presents material uncertainty and risk with respect to the Fund’s performance and financial results, such as the potential negative impact to occupancy at properties underlying the Fund’s investments (including the potential closure of certain hotel assets, financing arrangements, changes in law and/or regulation, and uncertainty regarding government and regulatory policy). The Fund is unable to estimate the impact the novel coronavirus will have on its financial results at this time.

The novel coronavirus outbreak has also resulted in extreme volatility in a variety of global markets, including the real estate-related debt investments markets in which the Master Fund invests. U.S. financial markets, in particular, are experiencing limited liquidity and present a dearth of opportunities for refinancing existing indebtedness. In reaction to these tumultuous and unpredictable market conditions, reverse repurchase agreement lenders generally are aggressively margin-calling assets they finance, which include certain assets held by the Master Fund. Additionally, lenders are not accepting unencumbered assets as collateral and are not opening new balances for unencumbered assets. While the Master Fund has $433 million of unencumbered assets as of March 20, 2020 and remains moderately leveraged, in lieu of selling such assets into a market experiencing unprecedented volatility or borrowing from a third-party at excessive rates, Blackstone has agreed to extend the Master Fund a $50 million unsecured line of credit at a rate of LIBOR plus 2.50% with no fees that would otherwise be customary for an agreement of this type, including no upfront, unused, prepayment, arrangement or exit fees. The line of credit has minimal covenants and an initial duration of one-year. The Master Fund intends to draw on this line of credit as needed to pay down the principal of its existing reverse repurchase agreements when and if the lenders call additional margin. Based upon the recommendation of the Investment Manager and their consideration of the factors described above, on March 24, 2020, the Board of Trustees approved the Master Fund’s entry into the line of credit.

Updates to the Prospectus

Risk Factors

1.	The following risk factors supplement the risk factors and/or supersede and replace the corresponding risk factors contained in each Prospectus and all similar disclosure in the Prospectus:

Debt-Oriented Real Estate Investment Risks Generally. The Master Fund invests primarily in liquid real estate-related debt investments. Any deterioration of real estate fundamentals generally, and in the United States and Europe in particular, could negatively impact the performance of the Master Fund by making it more difficult for issuers to satisfy their debt payment obligations, increasing the default risk applicable to issuers, and/or making it more difficult for the Master Fund to generate attractive risk-adjusted returns. Changes in general economic conditions will affect the creditworthiness of issuers and/or real estate collateral relating to the Master Fund’s investments and may include economic and/or market fluctuations, changes in environmental and zoning laws, casualty or condemnation losses, regulatory limitations on rents, decreases in property values, changes in the appeal of properties to tenants, changes in supply and demand, fluctuations in real estate fundamentals, the financial resources of issuers/borrowers, changes in building, environmental and other laws, energy and supply shortages, various uninsured or uninsurable risks, natural disasters, political events, trade barriers, currency exchange controls, changes in government regulations (such as rent control), changes in real property tax rates and/or tax credits, changes in operating expenses, changes in interest rates, changes in foreign exchange rates, changes in the availability of debt financing and/or mortgage funds which may render the sale or refinancing of properties difficult or impracticable, increased mortgage defaults, increases in borrowing rates, outbreaks of an infectious disease, epidemics/pandemics or other serious public health concerns, negative developments in the economy or political climate that depress travel activity (including restrictions on travel or quarantines imposed), environmental liabilities, contingent liabilities on disposition of assets, acts of God, terrorist attacks, war, demand and/or real estate values generally and other factors that are beyond the control of the Investment Manager. Such changes may develop rapidly and it may be difficult to determine the comprehensive impact of such changes on the Master Fund’s investments, particularly for investments that may have inherently limited liquidity. These changes may also create significant volatility in the markets for the Master Fund’s investments, which could cause rapid and large fluctuations in the values of such investments. There can be no assurance that there will be a ready market for the resale of the Master Fund’s debt investments because such investments may not be liquid. Illiquidity may result from the absence of an established market for the investments, the occurrence of events mentioned above, as well as legal or contractual restrictions on their resale by the Master Fund. The value of securities of companies which service the real estate business sector may also be affected by such risks.

The Investment Manager cannot predict whether economic conditions generally, and the conditions for real estate debt investing in particular, will deteriorate in the future. Declines in the performance of the U.S. and global economies or in the real estate debt markets could have a material adverse effect on the Master Fund’s business, financial condition and results from operations. Market conditions relating to real estate debt investments have evolved since the financial crisis, which has resulted in a modification to certain loan structures and/or market terms. For example, it has become increasingly difficult for real estate debt investors in certain circumstances to receive full transparency with respect to underlying investments because transactions are often effectuated on an indirect basis through pools or conduit vehicles rather than directly with the borrower. These and other similar changes in loan structures and market terms may make it relatively more difficult for the Master Fund to monitor and evaluate investments.

Operating and Financial Risks of Issuers; Underlying Default Risk across Capital Structures. The Master Fund’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, the commercial real estate market in general, an issuer’s equity and the financial circumstances of the issuer, as well as general economic conditions. Such default risk will be heightened to the extent the Master Fund makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure, and the Master Fund’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Master Fund holds an equity or “mezzanine” interest in any issuer that is unable to meet its debt payment obligations, such equity or mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. See “—Subordination” below. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment, suspension of operations, changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, epidemic/pandemic or any other serious public health concern, negative developments in the economy or political climate that may impact such issuers. As a result, underlying properties or issuers that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Master Fund’s investments to addition risk of loss and default.

Risks Associated with Interest Shortfalls. The Master Fund’s MBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the MBS. Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans. The servicer in a MBS trust is required to advance monthly principal and interest payments due on a delinquent loan. Once a loan is delinquent for a period of time (generally 60 days), the servicer is required to obtain a new appraisal to determine the value of the property securing the loan. The servicer is only required to advance interest based on the lesser of the loan amount or 90%, generally, of the appraised value. Interest shortfalls occur when 90%, generally, of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount. The resulting interest shortfalls impact interest payments on the most junior class in the trust first. As interest shortfalls increase, more senior classes may be impacted. Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected. Interest shortfalls to the MBS trust may also occur as a result of accumulated advances and expenses on defaulted loans. When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to MBS bond holders. If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses. If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a MBS trust until the servicer’s claim is satisfied. Interest shortfalls will be more likely during times of economic stress or other significant market events, which will result in greater risk of loss on the Master Fund’s investments.

Pricing Risk; Real Estate Valuation Risk. Price quotations of the Master Fund’s securities are generally provided by third-party pricing services and/or broker-dealers. When reliable price quotations for securities are available from multiple sources, the Investment Manager will use commercially reasonable efforts to use two or more quotations and will value such securities based on the average of the quotations obtained. The Investment Manager is ultimately responsible for the valuation of securities. There can be no assurance that the Investment Manager will be able to obtain such price quotations or sell the securities at the same price as the valuations. If third-party pricing services or broker-dealers do not provide quotations on an investment or, in limited circumstances, if the Investment Manager determines in good faith that such quotations are not reliable, the Master Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. In addition, the valuation of real estate generally, and of the collateral underlying the loans in which the Master Funds invests in particular, is inherently subjective due to, among other things, the individual nature of each property, its location, the expected future cash flows from that particular property and the valuation methodology adopted. There can be no assurance that any such valuations obtained will accurately reflect the value of such underlying collateral.

In addition, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Master Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Master Fund’s net asset value.

Reverse Repurchase Agreements Risk. The Master Fund uses reverse repurchase agreements as a form of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that the Master Fund has sold but remains obligated to repurchase. Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities delivered to it by the Master Fund under the reverse repurchase agreements following the occurrence of an event of default under the applicable master repurchase agreement by the Master Fund. The buyer or lender of securities under a reverse repurchase agreement has broad discretion in determining the value of the repurchased securities. In addition, the market value of the securities subject to the repurchase agreement will decline from time to time. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Furthermore, the Master Fund’s counterparties will, from time to time and based on the value determined by the lender, require the Master Fund to provide additional margin in the form of cash, securities or other forms of collateral under the terms of the master repurchase agreement. The Master Fund does get margin called, and gets margin called more frequently during periods of market volatility, such as the events resulting from the outbreak of the novel coronavirus. If the Master Fund is unable to provide such margin, the counterparties may sell the securities the Master Fund delivered as such sales may be at inopportune times or otherwise result in loss to the Master Fund. See “Contingent Liabilities Risk” below. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund’s net asset value may decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments. The use of reverse repurchase agreements also increases the Master Fund’s Managed Assets, which in turn increases the management fee payable to the Investment Manager.

General Market and Economic Conditions Risk. The real estate industry generally and the success of the Master Fund’s investment activities in particular will both be affected by global and national economic and market conditions generally. These factors may affect the level and volatility of real estate prices and real estate-related debt investment prices, which could impair the Master Fund’s profitability or result in losses. In addition, general fluctuations in the market prices of securities and interest rates may affect the Master Fund’s investment opportunities and the value of its investments. The Master Fund’s financial condition may be adversely affected by a significant economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Master Fund’s businesses and operations (including the Investment Manager).

A depression, recession or slowdown in the U.S. real estate market or one or more regional real estate markets, and to a lesser extent, the global economy (or any particular segment thereof) would have a pronounced impact on the Fund, the value of the Master Fund’s assets and its profitability, impede the ability of the Master Fund’s assets to perform under or refinance their existing obligations, and impair the Master Fund’s ability to effectively deploy its capital or realize upon investments on favorable terms. The Fund would also be affected by any overall weakening of, or disruptions in, the financial markets. Any of the foregoing events could result in substantial losses to its business, which losses will likely be exacerbated by the presence of leverage in the Fund’s capital structure or its investments’ capital structures.

Force Majeure Risk. The Master Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, epidemic/pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Master Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Master Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Master Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Master Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

Epidemic and Pandemic Risk. Certain countries have been susceptible to epidemics, most recently the novel coronavirus, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics/pandemics, together with any resulting restrictions on travel or quarantines imposed, have a negative impact on the economy and business activity globally (including in the countries in which the Master Fund invests), and thereby will adversely affect the performance of the Master Fund’s investments. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Master Fund and the performance of its investments.

Subscription for Shares

2.	The following section supersedes and replaces the third paragraph of the section of each Prospectus entitled “Subscription for Shares—The Offering” and all similar disclosure in the Prospectus:

The full subscription amount is payable in federal funds, which must be received by the Fund not later than three Business Days before the effective date of the Share purchase. However, in the Fund’s discretion, subscription amounts received after this deadline (but before the effective date of the Share purchase) may be accepted. Investors will not have a rescission right after payment of the subscription amount is made. Shares purchased will be issued at the net asset value as of the effective date of the Share purchase. Notice of each Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven Business Days after the Fund’s net asset value is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net asset value applicable on the effective date of the Share purchase, the net asset value applicable to a purchase of Shares generally will be available within fifteen Business Days after the effective date of the Share purchase; at that time, the number of Shares based on that net asset value and each shareholder’s subscription amount will be determined and Shares are credited to the shareholder’s account. The net asset value for any given month may change significantly from the prior month’s net asset value or as of the time you submit your subscription agreement.

Distributions

3.	The following section supersedes and replaces the first paragraph of the section of each Prospectus entitled “Distributions” and all similar disclosure in the Prospectus:

As of the date of this prospectus, we have paid distributions to our shareholders every fiscal quarter since inception. The following table sets forth information about distributions we paid to our shareholders and the sources of those distributions. Past distributions are not indicative of future distributions. Distributions may fluctuate from time to time and are not guaranteed. Any distributions we make are at the discretion of the Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law.

Capitalized terms not defined herein have the meanings assigned to them in each Prospectus.

Please retain this supplement for future reference.